Exhibit 10

EXECUTION COPY

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of December 11, 2006, is made by and among Gander Mountain Company, a Minnesota corporation (the “Company”), and the investors named on the signature pages hereto (the “Investors”).

RECITALS

A.                                   The Company and the Investors are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

B.                                     The Investors desire, upon the terms and conditions stated in this Agreement, to purchase the Company’s Common Stock, for an aggregate purchase price of $50,000,000.

C.                                     The capitalized terms used herein and not otherwise defined have the meanings given them in ARTICLE IX.

TERMS AND CONDITIONS

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF COMMON STOCK

1.1                                 Purchase and Sale of Common Stock.  At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in ARTICLES VI and VII, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, that number of shares of Common Stock (collectively, the Shares”) set forth beneath such Investor’s name on the signature pages hereof.

1.2                                 Payment.  Each Investor will pay $8.77 per share for each share of Common Stock, by either wire transfer of immediately available funds in accordance with the Company’s written wire instructions or cancellation of that certain amended and restated subordinated note due August 15, 2010 issued by the Company in the aggregate principal amount of $20,000,000 (the “Note”) (with cancellation of the Note to include the amount of all principal and accrued but unpaid interest on the Note), simultaneously with delivery by the Company to each Investor of the shares of Common Stock so purchased by such Investor, and the Company will deliver the Shares against delivery of the purchase price as described above.

1.3                                 Closing Date.  Subject to the satisfaction or waiver of the conditions set forth in ARTICLES VI and VII, the Closing will take place at 3:01 p.m., Central Time, on December 12, 2006, or at another date or time agreed upon by the parties to this Agreement (the “Closing Date”).  The Closing will be held at the offices of Faegre & Benson LLP in Minneapolis, Minnesota, or at such other place as the parties agree.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

2.1                                 Organization and Qualification.  To the extent the Investor is an entity, the Investor is duly incorporated or organized, validly existing and in good standing under the laws of the state of organization, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted.  To the extent the Investor is an entity, the Investor is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

2.2                                 Authorization; Enforcement.  To the extent the Investor is an entity, (a) the Investor has all requisite power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and thereby and to purchase the Common Stock in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all required parties and no further consent or authorization of Investor, its board of directors, shareholders, trustees or members is required; (c) this Agreement has been duly executed and delivered by the Investor; and (d) assuming the valid and binding execution of this Agreement by the Company and compliance with the terms of this Agreement by the Company, this Agreement constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor by the Company in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.  To the extent the Investor is a natural person, this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.3                                 Investment Purpose.  The Investor is purchasing the Common Stock for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

2.4                                 Accredited Investor Status.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D.

2.5                                 Reliance on Exemptions.  The Investor understands that the Common Stock is being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Common Stock.

2.6                                 Information and Sophistication.  The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Common Stock, that have been requested by the Investor or its advisors, if any.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  The Investor acknowledges and understands that its investment in the Common Stock involves a significant degree of risk, including the risks reflected in the SEC Documents.  The Investor is experienced and knowledgeable in financial and business matters, is capable of evaluating the merits and risks of investing in the Common Stock, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks who the Investor intends to use in connection with a decision as to whether to purchase the Common Stock.

2.7                                 Governmental Review.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Stock or an investment therein.

2.8                                 Transfer or Resale.  The Investor understands that:

(a)                                  except as provided in ARTICLE XII, the Shares have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel satisfactory to the Company (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Shares are sold or transferred pursuant to Rule 144;

(b)                                 any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

(c)                                  except as set forth in ARTICLE XII, neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

2.9                                 Legends.  The Investor understands that until (a) the Shares may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Shares has been registered under the Securities Act as contemplated by ARTICLE XII, the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE “ACTS”).  THE SECURITIES MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.

The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of ARTICLE V.

2.10                           Residency.  The Investor is a resident of the jurisdiction set forth immediately below such Investor’s name on the signature pages hereto.

2.11                           No Intent to Effect a Change of Control.  The Investor has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

2.12                           No Broker Fees.  The Investor has not engaged any brokers, finders, or agents, and the Investor has not incurred, and neither the Investor nor the Company will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors that:

3.1                                 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3.2                                 Authorization; Enforcement.  (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Common Stock in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Common Stock in accordance with the Company’s Articles of Incorporation and this Agreement) have been duly authorized by the Company’s board of directors and a committee thereof consisting of “disinterested” directors pursuant to Section 302A.673 of the Minnesota Statutes, and no further consent or authorization of the Company, its board of directors or its shareholders is required; (c) this Agreement has been duly executed and delivered by the Company; and (d) assuming the valid and binding execution of this Agreement by the Investor and compliance with the terms of this Agreement by such Investor, this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company by such Investor in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.3                                 Issuance of Securities.  The Common Stock has been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims, encumbrances and charges with respect to the issuance thereof (other than liens imposed by an Investor).

3.4                                 No Conflicts; No Violation.

(a)                                  The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Common Stock) do not and will not (i) conflict with or result in a violation of any provision of the Company’s Articles of Incorporation or Bylaws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except, in the case of clauses (ii) and (iii), for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b)                                 The Company is not in violation of its Articles of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(c)                                  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange, the Company is not required to obtain any consent, authorization or order of (other than those obtained on or prior to the date hereof), or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Common Stock in accordance with the terms hereof.

3.5                                 SEC Documents.  Since the closing date of the Company’s initial public offering, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof being referred to herein as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than SEC Documents that have been amended as of the date hereof.

3.6                                 No Broker Fees.  Except for the Mercanti Group, LLC, Company has not engaged any brokers, finders or agents, and the Company has not incurred, and neither the Company nor any Investor will incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement, except for fees and expenses payable to Mercanti Group, LLC, which shall be paid by the Company.

ARTICLE IV
COVENANTS

4.1                                 Best Efforts.  Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under ARTICLES VI and VII of this Agreement.

4.2                                 Form D; Blue Sky Laws.  The Company will file a Notice of Sale of Securities on Form D with respect to the Shares, as required under Regulation D.  The Company will take such action as it reasonably determines to be necessary to qualify the Shares for sale to the Investors under this Agreement under applicable securities (or “blue sky”) laws of the states of the United States (or to obtain an exemption from such qualification).  The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within four business days after the Closing Date and will make any required notice filings with state securities law authorities on a timely basis.

4.3                                 Expenses.  Except as otherwise set forth in this SECTION 4.3, each party will pay its own fees and expenses, as well as the fees and expenses of its own advisors and consultants, in connection with the transactions contemplated by this Agreement.  Upon the consummation of the sale of the Common Stock anticipated by this Agreement, the Company will pay the reasonable out-of-pocket expenses incurred by the Investors in connection with the transactions herein contemplated, including without limitation, the fees and out-of-pocket expenses of one special counsel to the Investors in connection with the transactions herein contemplated, up to an aggregate amount of $15,000.  The Company will also pay all fees and expenses incurred by the Investors with respect to any amendments or waivers requested by the Company (whether or not the same become effective) under or in respect of this Agreement and the fees and expenses set forth in SECTION 12.21.

4.4                                 Sales by Investors.  Each Investor will sell any Shares sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.  No Investor will make any sale, transfer or other disposition of the Shares in violation of federal or state securities laws or the restrictive provisions set forth in this Agreement.

4.5                                 Use of Proceeds.  The Company will use the proceeds from the sale of the Shares for general corporate purposes, which may include the repayment of debt to institutional lenders.

ARTICLE V
TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

5.1                               Issuance of Certificates.  The Company will instruct its transfer agent to issue certificates, registered in the name of each Investor as set forth on the signature pages to this Agreement, for Common Stock in such amounts as specified on the signature pages to this Agreement.  All such certificates will bear the restrictive legend described in SECTION 2.9.

5.2                               Unrestricted Securities.  If, unless otherwise required by applicable state securities laws, (a) the resale of the Shares represented by a certificate has been registered under an effective registration statement filed under the Securities Act, (b) a holder of Shares provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act and such sale either may occur without restriction on the manner of such sale or transfer, (c) such holder provides the Company and the Transfer Agent with reasonable assurances that such Shares can be sold under Rule 144, or (d) the Shares represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Shares, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder.

ARTICLE VI
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL

The obligation of the Company to issue and sell the Shares to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1                                 The Investor will have executed this Agreement and will have delivered this Agreement to the Company.

6.2                                 The Investor will have delivered the purchase price for the Common Stock to the Company in accordance with this Agreement, including delivery of the Note and, if not previously delivered to the Company, that certain original floating rate convertible subordinated note due August 15, 2010 issued by the Company in the aggregate principal amount of $20,000,000 that was amended and restated by the Note.

6.3                                 The representations and warranties of the Investor must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

6.4                                 No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VII
CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE

The obligation of each Investor hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions.  These conditions are for each Investor’s respective benefit and may be waived by any Investor at any time in its sole discretion:

7.1                                 The Company will have executed this Agreement and will have delivered this Agreement to the Investor.

7.2                                 The Company will have delivered to the Investor the Shares in the amounts specified in SECTION 1.1.

7.3                                 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing.

7.4                                 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.5                                 Trading and listing of the Common Stock on the Nasdaq must not have been suspended by the SEC or the Nasdaq, nor shall Nasdaq have notified the Company of any failure of the Company to meet any of the continued listing standards.

7.6                                 The Investors will have received an opinion from Faegre & Benson LLP, counsel to the Company, in the form attached hereto as Exhibit A.

7.7                                 The Company shall have received the consent of the Erickson Family to the granting of registration rights by this Agreement as required by that certain Registration Rights Agreement dated as of March 11, 2004 by and among the Company and members of the Erickson Family.

7.8                                 The Company shall have received any consent required under the definitive agreements or instruments governing the Senior Debt to be received prior to the execution of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VIII
INDEMNIFICATION

8.1                                 Indemnification by Company.  In consideration of each Investor’s execution and delivery of this Agreement and its acquisition of the Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Shares and all of their shareholders, officers, directors, employees, advisors and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred or suffered by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement by the Company or (d) the status of such Investor or holder of the Shares as an investor in the Company to the extent such status arises from actions or inaction by the Company in violation of law.  To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

8.2                                 Indemnification by Investors.  Each Investor, severally and not jointly, will defend, protect, indemnify and hold harmless the Company all of its shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Company Liabilities”) incurred by a Company Indemnitee solely as a result of, or arising solely out of, or relating solely to (a) any breach of any representation or warranty made by such Investor herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Investor contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) the failure of an Investor to comply with the requirements of the Securities Act or any state securities laws, which failure is not caused by the negligence or willful misconduct of the Company.

ARTICLE IX
DEFINITIONS

•                  “Closing” means the closing of the purchase and sale of the Shares under this Agreement.

•                  “Closing Date” has the meaning set forth in SECTION 1.3.

•                  “Common Stock” means the common stock, par value $.01 per share, of the Company.

•                  “Company” means Gander Mountain Company, a Minnesota corporation.

•                  “Erickson Family” means the descendants of Arthur T. and Elsie P. Erickson and Alfred W. and Rose E. Erickson, or trusts established primarily for the benefit of such descendants and/or their spouses or relatives.

•                  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

•                  “Investors” means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

•                  “Material Adverse Effect” means a material adverse effect on (a) the assets, liabilities, business, properties, financial condition or results of operations of the Company or (b) the ability of the Company to perform its obligations under this Agreement.

•                  “Nasdaq” means the Nasdaq Global Market or the Nasdaq Capital Market.

•                  The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

•                  “Registrable Securities” means the Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Shares.

•                  “Registration Period” means the period between the Required Effective Date (as defined in SECTION 12.2) and the earlier of (i) the date on which all of the Registrable Securities have been sold and no further Registrable Securities may be issued in the future, or (ii) the date on which all the Registrable Securities may be immediately sold without registration and without restriction (including without limitation as to volume by each holder thereof) as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise.

•                  “Registration Statement” means a registration statement of the Company filed under the Securities Act.

•                  “Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

•                  “Rule 144” and “Rule 144(k)” mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

•                  “Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule, and applicable rules and regulations thereunder.

•                  “SEC” means the United States Securities and Exchange Commission.

•                  “SEC Documents” has the meaning set forth in SECTION 3.5.

•                  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

•                  “Senior Debt” means the Company’s indebtedness under that certain Second Amended and Restated Loan and Security Agreement, dated March 3, 2006, among the Company, Bank of America, N.A., as administrative agent, Bank of America Securities, LLC, as the lead arranger, Foothill Capital Corporation, as the syndication agent, The CIT Group/Business Credit, Inc., as collateral agent, General Electric Capital Corporation, as documentation agent, and the lenders named therein, as may be amended from time to time.

ARTICLE X
GOVERNING LAW; MISCELLANEOUS

10.1                           Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Minnesota without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Minnesota with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.  The parties also agree that any disputes arising under this Agreement will be exclusively venued in the United States federal and state courts located in the State of Minnesota, except for actions or proceedings regarding the enforcement of awards or judgments.

10.2                           Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

10.3                           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

10.4                           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

10.5                           Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

10.6                           Consents; Waivers and Amendments.  Except as otherwise specifically provided herein, in each case in which approval of the Investors is required by the terms of this Agreement, such requirement shall be satisfied only upon receipt of the written consent of the holders of a majority of the outstanding Shares, which consent shall bind the holders of all of the outstanding Shares.

10.7                           Changes, Waivers, etc.  Except as provided in Section 10.6, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10.8                           Notices.  Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications are:

If to the Company:	Gander Mountain Company
180 East Fifth Street, Suite 1300
Saint Paul, Minnesota 55101
Attn: Chief Financial Officer
Facsimile: (651) 325-2001

and	180 East Fifth Street, Suite 1300
Saint Paul, Minnesota 55101
Attn: General Counsel
Facsimile: (651) 325-2001

with a copy to:	Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402-3901
Attn: W. Morgan Burns
Facsimile: (612) 766-1600

If to an Investor:  To the address set forth immediately below such Investor’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

10.9                           Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  This provision does not limit the Investor’s right to transfer the Shares pursuant to the terms of this Agreement or to assign the Investor’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

10.10                     Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.11                     Survival.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Common Stock and payment therefor.  All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

10.12                     Publicity.  The Company and each Investor have the right to review, a reasonable period of time before issuance thereof, any press releases, or relevant portions of any SEC or Nasdaq filings or any other public statements, with respect to the transactions contemplated hereby.  However, the Company may make any press release or SEC or Nasdaq filings with respect to such transactions as are required by applicable law and regulations (including NASD requirements) without the prior approval of the Investors (although the Company will make reasonable efforts to consult with the Investors in connection with any such press release prior to its release and filing).

10.13                     Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.14                     No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10.15                     Equitable Relief.  Each party recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the other parties.  Each of the parties therefore agrees that the other parties are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

10.16                     Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in its review and negotiation of this Agreement.  The Company has elected to provide all Investors with the same terms for the convenience of the Company and not because it was required or requested to do so by the Investors.

10.17                     Trusts and Other Entity Investors.  To the extent any holder of Securities is a trust or other entity, the trustee or officers, directors, employees, partners, members or other control persons of such trust or entity shall be bound by the terms of this Agreement as it relates to the Common Stock held by such trust or other entity.  Each Investor agrees that it will cause such persons to execute and deliver to the Company an acknowledgement of the obligations set forth in this SECTION 10.17 to the extent reasonably requested by the Company.

ARTICLE XI
TERMINATION OF NOTE PURCHASE AGREEMENT

Effective upon the closing of the sale of the Shares pursuant to this Agreement, by executing this Agreement, David C. Pratt Irrevocable Grantor Retained Annuity Trust, dated 12/1/92 (the “Trust”) and the Company hereby terminate that certain Note Purchase Agreement, dated as of August 16, 2005, by and between the Company and the Trust, and acknowledge that there shall be no continuing obligations thereunder.

ARTICLE XII
REGISTRATION RIGHTS

12.1                           Mandatory Registration.  The Company will use its best efforts to file with the SEC a Registration Statement on Form S-3 registering the Registrable Securities for resale within 365 days after the Closing Date.  If Form S-3 is not available at that time, then the Company will use its best efforts to file a Registration Statement on such form as is then available to effect a registration of the Registrable Securities within such 365-day period.

12.2                           Effectiveness of the Registration Statement.

(a)                                  The Company will use its best efforts to cause the Registration Statement contemplated by SECTION 12.1 to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 420th day after the Closing date; provided, that in the event the SEC performs a full review of the Registration Statement, the Company will use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 480th day after the Closing Date (the “Required Effective Date”).  If the SEC takes the position that registration of the resale of the Registrable Securities by the Investors is not available under applicable laws, rules and regulation and that the Company must register the offering of the Registrable Securities as a primary offering by the Company, the Company will file a Registration Statement as a primary offering and will use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing.

(b)                                 The Company’s best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the SEC.

(c)                                  In the event the Registration Statement contemplated by SECTION 12.1 is not declared effective by the Required Effective Date, the Company shall continue to use its best efforts to diligently pursue the effectiveness of the Registration Statement.

(d)                                 Once the Registration Statement is declared effective by the SEC, the Company will cause the Registration Statement to remain effective throughout the Registration Period, except as permitted under SECTION 12.3.

12.3                           Continued Effectiveness of Registration Statement.  The Company will keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period.  In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company will (if permitted) amend the Registration Statement or file a new Registration Statement, or both, so as to cover all of the Registrable Securities.  The Company will file such amendment or new Registration Statement as soon as practicable, but in no event later than 30 business days after the necessity therefor arises (based upon the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely).  The Company will use its best efforts to cause such amendment or new Registration Statement to become effective as soon as is practicable after the filing thereof, but in no event later than 120 days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

12.4                           Accuracy of Registration Statement.  Any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  The Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period, and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

12.5                           Furnishing Documentation.  The Company will furnish to each Investor whose Registrable Securities are included in a Registration Statement, (a) promptly after each document is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor.  The Company will promptly notify each Investor whose Registrable Securities are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment.

12.6                           Additional Obligations.  The Company will use its best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.  Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this SECTION 12.6, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

12.7                           Underwritten Offerings.

(a)                                  If Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter reasonably acceptable to the Company, the Company and each Investor will enter into and perform their respective obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of its Registrable Securities from such Registration Statement.

(b)                                 Without limiting any Investor’s rights under SECTION 12.1, no Investor may participate in any underwritten distribution hereunder unless such Investor (a) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, and legal expenses of the underwriter, applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company under the terms of this Agreement.

12.8                           Suspension of Registration.

(a)                                  The Company will notify each Investor, which notice (including the fact of such notice and the content thereof) each Investor agrees to treat in confidence and not to disclose, who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company will make such notification as promptly as practicable after the Company becomes aware of the event, will promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.  The Company will use its best efforts to keep the length of any such suspension to as short a period as is practicable given the then existing circumstances and may so defer or suspend the use of the

Registration Statement no more than two times in any 18-month period, and provided, further, that, after deferring or suspending the use of the Registration Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of thirty days has elapsed after resumption of the use of the Registration Statement.  Notwithstanding anything to the contrary contained herein, if the use of the Registration Statement is suspended by the Company, the Company will promptly give notice of the suspension to all Investors whose securities are covered by the Registration Statement, and will promptly notify each such Investor as soon as the use of the Registration Statement may be resumed.  Notwithstanding anything to the contrary contained herein, the Company will cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of notice of such suspension and for which such Investor has not yet settled.

(b)                                 Subject to the Company’s rights under SECTION 12.3, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time.

12.9                           Information.  The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

12.10                     Comfort Letter; Legal Opinion.  At the request of the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement, and on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement, the Company will furnish to the Investors and the underwriters (i) a letter, dated such date, from the Company’s independent registered public accounting firm, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of the Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

12.11                     Due Diligence; Confidentiality.

(a)                                  The Company will make available for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (at any time, any Investor or underwriter and any attorney, accountant or other agent retained by any such Investor or underwriter, collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as each Inspector reasonably deems reasonably necessary to enable the Inspector to exercise its due diligence responsibility in connection with or related to the contemplated offering.  The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.  The Records shall also include any information provided by the Company or any of its attorneys, accountants or other agents from time to time to any of the Inspectors, regardless of whether such information is provided in connection with a contemplated offering of Registrable Securities.

(b)                                 Each Inspector will hold in confidence, and will not make any disclosure (except to an Investor) of, any Records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such

Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality.  The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this SECTION 12.11.  Each Investor will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein will be deemed to limit the Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(c)                                  The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement or (v) such Investor consents to the form and content of any such disclosure.  If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

12.12                     Listing.  The Company will cause all of the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

12.13                     Transfer Agent; Registrar.  The Company will provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

12.14                     Share Certificates.  The Company will cooperate with the Investors who hold Registrable Securities being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors or the managing underwriter(s), if any, may reasonably request, all in accordance with ARTICLE V of this Agreement.

12.15                     Plan of Distribution.  At the request of an Investor holding an interest of the Registrable Securities registered pursuant to a Registration Statement, the Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the

Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

12.16                     Securities Laws Compliance.  The Company will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

12.17                     Investor Information.  As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities.  At least ten business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor if the Investor elects to have any of its Registrable Securities included in the Registration Statement.  If, within three business days prior to the filing date, the Company has not received the requested information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of that Investor.

12.18                     Further Assurances.  Each Investor will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statement.

12.19                     Suspension of Sales.  Upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 12.8, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by SECTION 12.8 or (ii) the Company advises the Investor that a suspension of sales under SECTION 9.8 has terminated.  If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

12.20                     Conflicting Instructions.  A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

12.21                     Registration Expenses.  The Company will bear all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to SECTION 12.1, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of each Investor’s legal counsel to review the Registration Statement (subject to the aggregate $15,000 limit set forth in SECTION 4.3) and all amendments and supplements thereto.

12.22                     Indemnification for Registration.  Notwithstanding ARTICLE VIII of this Agreement, in the event that any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                                  To the extent permitted by law, the Company will indemnify and hold harmless each Investor that holds such Registrable Securities, any underwriter (as defined in the Securities Act) for the Investors, any directors, officers or advisors of such Investor or such underwriter and any person who controls such Investor or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”) against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, “Claims”) to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein:  (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) through (c) being, collectively, “Violations”).  Subject to the restrictions set forth in SECTION 12.22(c) with respect to the number of legal counsel, the Company will reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this SECTION 12.22(a) (i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by an Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to this Agreement; and (ii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under this Agreement.

(b)                                 In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, to the same extent and in the same manner set forth in SECTION 12.22(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement and any of its directors and officers and any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Person”) against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement.  Subject to the restrictions set forth in SECTION 12.22(c), such Investor will promptly reimburse the Company and each such other Indemnified Person, any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this

SECTION 12.22(b) does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this SECTION 12.22(b)) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under this Agreement.

(c)                                  Promptly after receipt by an Indemnified Person under this SECTION 12.22 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this SECTION 12.22, deliver to the indemnifying party a written notice of the commencement thereof.  The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person.  In that case, the indemnifying party will diligently pursue such defense.  If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person, and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under SECTION 12.22(a) or SECTION 12.22(b), as applicable).  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this SECTION 12.22, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.  The indemnification required by this SECTION 12.22 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. Each Indemnified Person shall furnish such information regarding itself or the claim in question as an Indemnifying Person may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

12.23                     Contribution.  To the extent that any indemnification provided for under SECTION 12.22 is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under SECTION 12.22 to the fullest extent permitted by law.  However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in SECTION 12.22, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

12.24                     Assignment of Registration Rights.  The rights of the Investors under ARTICLE XII, including the right to have the Company register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Investors to transferees or assignees of all or any portion of the Registrable Securities, but only if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within two business days after such assignment, (b) the Company is, within two business days after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of this Agreement and (f) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D.  Any transferee or assignee of an Investor under this ARTICLE XII shall be deemed an “Investor” for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder.

[Reminder of Page Left Blank Intentionally – Signature Pages Follow]

fb.us.1692614.09

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

GANDER MOUNTAIN COMPANY
a Minnesota corporation

By:	/s/ Dennis M. Lindahl
Dennis M. Lindahl
Executive Vice President and Chief Financial Officer

Signature Page

INVESTOR:

GRATCO LLC
a Missouri limited liability company

/s/ David C. Pratt
David C. Pratt
Manager
Shares of Common Stock:	5,701,255
Tax ID No:

ADDRESS:

GRATCO LLC

(any notice hereunder to this Investor shall include a copy to):

Mark R. Gale, Esq.

For purposes of Article XI only:

DAVID C. PRATT IRREVOCABLE GRANTOR
RETAINED ANNUITY TRUST, DATED 12/1/92
By: Calco, Inc., Trustee

/s/ Mark R. Gale
Mark R. Gale
President

EXHIBIT A
TO STOCK PURCHASE AGREEMENT

FORM OF LEGAL OPINION

1.        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota.

2.        The Company has corporate power and authority to enter into and perform its obligations under the Purchase Agreement.

3.        The authorized capital stock of the Company consists of 105,000,000 shares, par value $.01 per share, of which 100,000,000 are designated as common shares, and 5,000,000 are undesignated.

4.        No shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase the Common Stock to be issued under the Purchase Agreement arising (i) by operation of the charter or by-laws of the Company or the Minnesota Business Corporation Act or (ii) to our knowledge, otherwise.

5.        The Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

6.        No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby, except as required under the Securities Act of 1933 and the Securities Exchange Act of 1934 and applicable state securities or blue sky laws.

7.        The execution and delivery of the Purchase Agreement by the Company and the performance by the Company of its obligations thereunder (i) will not result in any violation of the provisions of the charter or bylaws of the Company; or (ii) to our knowledge, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company.

8.        The Company’s common stock to be issued under the Purchase Agreement has been duly authorized and when those securities are issued and paid for in accordance with the terms of the Purchase Agreement, such securities will be validly issued, fully paid and non-assessable.

9.        The Company has received all consents and waivers required under that certain Registration Rights Agreement dated as of March 11, 2004 by and among the Company, Holiday StationStores, Inc., and the other investors named therein and that certain  Second Amended and Restated Loan and Security Agreement, dated March 3, 2006, among the Company, Bank of America, N.A., as administrative agent, Bank of America Securities, LLC, as the lead arranger, Foothill Capital Corporation, as the syndication agent, The CIT Group/Business Credit, Inc., as collateral agent, General Electric Capital Corporation, as documentation agent, and the lenders named therein, as amended through December 11, 2006 for the consummation of the transactions contemplated by the Purchase Agreement.

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